UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2014

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Celebration Boulevard, Celebration, Florida 34747
 (Address of principal executive office) (Zip Code)

(877) 438-4761
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of Material Definitive Agreement.

On November 5, 2014, Green Earth Technologies, Inc. (the “Company” or “our”) received a 60-days’ Notice of Termination from Techtronic Industries Co., Ltd (“TTI”) effectively terminating the Exclusive Distribution Agreement dated November 1, 2009 with the Company (the “Agreement”) effective on January 4, 2015 (the “TTI Termination Notice”).  Under the Agreement, TTI has the exclusive right to distribute our non-automotive products through the following channels of distribution: (i) specific retail stores within the United States, Canada and Mexico, including all retailers with an average of at least 40,000 square feet per store, (ii) all marketing channels outside of the United States, Canada and Mexico, and (iii) all marketing channels with respect to any of our new products unless otherwise expressly agreed to in writing.  The TTI Termination Notice stated that it has decided to exercise its right to terminate the Agreement, in accordance with Section 10.3 of the Agreement, due to substantial changes in control of the Company.  A copy of the Agreement is include as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to Vote of Security Holders.

On December 9, 2014, the Company held its 2014 Annual Meeting of Stockholders.  At that meeting, stockholders:

●	Elected one Class III director to serve until the 2017 annual meeting of the Company’s stockholders or until his successor has been elected and qualified (“Election of Director”);

●	Did not approve an amendment of the Company’s certificate of incorporation to increase the number of shares of common stock authorized from 500,000,000 to 750,000,000 shares (“Charter Amendment”);

●	Did not provide advisory approval of the appointment of independent auditors for fiscal year 2015 (“Appointment of Auditors”); and

●	Did not provide advisory approval on executive compensation (“Executive Compensation”).

The specific votes with respect to aforementioned were as follows:

1. Election of Director:

	VOTES
NAME	FOR	WITHHELD
Jeffrey Loch	180,934,171	2,187,143

2. Charter Amendment:

VOTES
FOR	AGAINST	ABSTAIN
65,303,791	117,810,523	7,000

3.  Appointment of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
57,987,647	125,100,853	32,814

4.  Executive Compensation:

VOTES
FOR	AGAINST	ABSTAIN
68,578,051	114,386,323	156,940

Item 9.01: Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Distribution Agreement with Techtronics Industries North America, Inc.(1)
___________
(1) Filed as an exhibit to the Company’s Securities and Exchange Act of 1934 Registration Statement on Form 10 on October 6, 2009, as amended.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

Dated: December 15, 2014	By:	/s/ Greg Adams
Greg Adams
Chief Operating Officer and Chief Financial Officer